Jill Layfield of Tamara Mellon to join LivePerson Board of Directors
As CEO of leading retail brands Backcountry and Tamara Mellon, Layfield brings extensive expertise transforming customer care and fueling strong growth
LivePerson also extends and expands existing stock repurchase program

NEW YORK, November 22, 2016 -- LivePerson, Inc. (Nasdaq: LPSN), a leading provider of cloud mobile and online business messaging solutions, today announced that Jill Layfield, CEO of Tamara Mellon and former CEO of Backcountry, will be joining its board of directors. Layfield brings deep experience in the retail sector and unique expertise transforming customer experience and forging meaningful, high-quality connections between brands and consumers. She is recognized as an innovator and industry expert in combining organizational change and advanced technologies to retool customer care for the digital, mobile era.

During her eleven-year tenure at athletic-and-outdoor specialty retailer Backcountry, Layfield brought incredible innovations to the customer experience, including the industry-renowned Gearhead program, which allows consumers to engage one-on-one via chat, email or voice with a Backcountry expert that shares their same interests, such as backpacking, snowshoeing, or yoga.

This innovative approach made the company’s connections with its customers unprecedentedly personal, and helped grow the company to $500 million in revenue, from $30 million when Layfield first joined. In July 2016, Layfield joined Tamara Mellon as CEO, a direct-to-consumer, digitally-led, luxury footwear business. In addition to LivePerson, Layfield currently sits on the board of directors for SmartPak Equine and Camber Outdoors.

“Jill Layfield is an ideal fit for LivePerson’s board of directors because she shares our passion for delivering high-quality customer care in new and innovative ways,” said LivePerson founder and CEO Robert LoCascio. “We have already collaborated with her during her time at Backcountry, which used our platform to create the groundbreaking “Gearhead” program, a brilliant and effective way to deliver personal, expert service digitally. It’s this combination of smart organizational rethinking plus the benefits of messaging that has transformational results. We’re delighted she is joining our team.”

“I am thrilled to be joining the board of LivePerson at a time when the company is driving a transformational shift in its business with the introduction of the LiveEngage platform and mobile messaging” said Layfield. “In the coming years I believe we’ll see billions of consumers start using messaging with brands, just as they now use messaging to talk to each other. LivePerson holds the keys to this shift, and the digital transformation that comes with it.”

LivePerson Extends and Expands Share Repurchase Program

On November 21, 2016, the Board of Directors authorized the extension and additional funding of a previously-announced stock repurchase program under which the Company has the ability to repurchase shares of its common stock at times and prices considered appropriate by the Board of Directors or a committee appointed by the Board of Directors. The Board authorized the extension of the program through December 31, 2017 as well as additional funding in the amount of $10 million. The $10 million additional funding is in addition to $64 million previously authorized since December 2012, when the repurchase program was originally adopted.

The Company may effectuate the stock repurchase program through purchases in the open market or privately negotiated transactions, depending upon prevailing market conditions and other corporate considerations. The stock repurchase program is subject to business and market conditions, and may be suspended or discontinued at any time by the Board of Directors of the Company. The repurchase program is scheduled to expire on December 31, 2017. The stock repurchase program will be funded using the Company's available cash.

About LivePerson
LivePerson is a leading provider of mobile and online messaging business solutions, enabling a meaningful connection between brands and consumers. LiveEngage, the Company's enterprise-class, cloud-based platform, empowers consumers to stop wasting time on hold with 1-800 numbers, and instead message their favorite brands, just as they do with friends and family. More than 18,000 businesses, including Adobe, Citibank, EE, IBM, Orbitz, PNC, and The Home Depot, rely on the unparalleled intelligence, security, and scalability of LiveEngage to reduce costs, increase lifetime value, and create stronger, more intuitive relationships with consumers.

Media Contact
Rurik Bradbury
rbradbury@liveperson.com
646-360-0197

IR Contact
Matthew Kempler
mkempler@liveperson.com
212-609-4214

Safe Harbor Provision
Statements in this press release regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including but not limited to financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter and year progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: potential fluctuations in our quarterly revenue and operating results; the adverse effect that the global economic downturn may have on our business and results of operations; competition in the markets for online sales, marketing and customer service solutions, and online consumer services; our ability to retain existing clients and attract new clients; risks related to new regulatory or other legal requirements that could materially impact our business; impairments to goodwill that result in significant charges to earnings; volatility of the value of certain currencies in relation to the US dollar, particularly the currency of regions where we have operations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks as we expand internationally; responding to rapid technological change and changing client preferences; our ability to retain key personnel and attract new personnel; our ability to expand our operations internationally; risks related to the ability to successfully integrate past or potential future acquisitions; risks related to the regulation or possible misappropriation of personal information belonging to our customers' Internet users; technology systems beyond our control and technology-related defects that could disrupt the LivePerson services; privacy concerns relating to the Internet that could result in new legislation or negative public perception; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties; increased allowances for doubtful accounts as a result of an increasing amount of receivables due from customers with greater credit risk; delays in our implementation cycles; risks associated with our current or future stock repurchase programs, including whether such programs will enhance long-term stockholder value, and whether such stock repurchases could increase the volatility of the price of our common stock and diminish our cash reserves; risks related to our operations in Israel, and the civil and political unrest in that region; and risks related to our common stock being traded on more than one securities exchange, which may result in additional variations in the trading price of our common stock. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.